SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                              April 23, 1996
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               (Date of Report, date of earliest event reported)




                                  VALHI, INC.
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             (Exact name of Registrant as specified in its charter)


              Delaware              1-5467             87-0110150
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            (State or other        (Commission        (IRS Employer
            jurisdiction of        File Number)       Identification
             incorporation)                            No.)


             5430 LBJ Freeway, Suite 1700, Dallas, TX     75240-2697
          ------------------------------------------------------------

            (Address of principal executive offices)     (Zip Code)



                                  (214) 233-1700
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              (Registrant's telephone number, including area code)



                                Not applicable
          ------------------------------------------------------------

             (Former name or address, if changed since last report)


Item 5: Other Events
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        On April 23, 1996, the Registrant issued the press release attached
           --------------

hereto as Exhibit 99.1 which is incorporated herein by reference.

Item 7: Financial Statements,  Pro Forma  Financial Information
        -------------------------------------------------------

        and Exhibits
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        (c)  Exhibit
             -------
             Item No.              Exhibit Index
             --------       -----------------------------------


             99.1           Press release dated April 23, 1996
                                                --------------

                            issued by the Registrant


                           SIGNATURES
                           ----------



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 VALHI, INC.
                                 (Registrant)



                                 By: /s/ Steven L. Watson
                                     ---------------------------

                                      Steven L. Watson
                                      Vice President & Secretary